Power of Attorney

      Each person whose signature appears below on this Amendment to Registration Statement hereby constitutes and appoints Mark N. Jacobs, James Windels, Michael A. Rosenberg, Steven F. Newman, Robert Mullery and Jeff Prusnofsky and each of them, with full power to act without the other, his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Signature                        Title                     Date

/s/Stephen E. Canter             President and Principal   January 23, 2003
_____________________________    Executive Officer
STEPHEN E. CANTER

/s/James Windels                 Treasurer (Principal      January 23, 2003
_____________________________    Financial and Accounting
JAMES WINDELS                    Officer)

/s/Joseph S. DiMartino           Chairman of the Board     January 23, 2003
_____________________________
JOSEPH S. DIMARTINO

/s/Lucy Wilson Benson            Board Member              January 23, 2003
_____________________________
LUCY WILSON BENSON

/s/Clifford L. Alexander, Jr.    Board Member              January 23, 2003
_____________________________
CLIFFORD L. ALEXANDER, JR.

/s/David W. Burke                Board Member              January 23, 2003
_____________________________
DAVID W. BURKE

/s/Whitney I. Gerard             Board Member              January 23, 2003
_____________________________
WHITNEY I. GERARD

/s/Arthur A. Hartman             Board Member              January 23, 2003
_____________________________
ARTHUR A. HARTMAN

/s/George L. Perry               Board Member              January 23, 2003
_____________________________
GEORGE L. PERRY